SOLIGENIX

OTC QB: SNGX

Forward-Looking Statements

This presentation and the comments of our management related thereto contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words "expects," "anticipates," "believes," "intends," "estimates," "plans," "will," "outlook," "potential" and similar expressions. Forward-looking statements are based on management's current plans, estimates, assumptions and projections, and speak only as of the date they are made. We undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond our control. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are disclosed in detail in our Annual Report on Form 10-K and our other quarterly and periodic reports filed with the Securities and Exchange Commission. The forward-looking statements in this presentation speak only as of the date of the presentation and Soligenix, Inc. assumes no obligation to update or revise any forward-looking statements as a result of new information or future events.

Company Highlights

- **Diverse pipeline with nine (9) potential value drivers in development**
  - Innovative products addressing high unmet medical needs
  - Experienced management and Board of Directors
  - Expertise in specialized development areas of GI, cancer supportive care and biodefense
  - Potential for multiple co-development and/or out-licensing opportunities
  - Exclusive worldwide collaboration with Intrexon Corporation to develop novel passive immunotherapy for melioidosis
  - Exclusive commercial collaboration with SciClone Pharmaceuticals in China for SGX942 in treatment of oral mucositis
- **Large underserved target markets**
  - Multiple programs targeting indications with at least $200M+ worldwide markets
  - Majority of pipeline programs in orphan (rare) diseases
- **Robust news flow potential over next 18 months**
  - Four programs ready for Phase 2, including SGX203 for pediatric Crohn's disease and SGX942 for oral mucositis
  - Multiple new grant applications filed and in-process
  - Recently awarded BARDA and NIAID contracts of up to $26.3M and $6.4M for GI ARS, respectively
- **Capital efficient with strong track record of sourcing non-dilutive funding**
  - No debt or preferred stock
  - Recent completion of $7.1M financing
  - Significant government grant/contract support for most programs
  - ~ $40M awarded to date through BARDA, NIH and FDA grants/contracts

Development Candidates

BioTherapeutics

	Preclinical	Phase 1	Phase 2	Phase 3
SGX942 Oral Mucositis in Head & Neck Cancer	FAST TRACK DESIGNATION		Ph. 2 data 2H 2014*	
SGX203 Pediatric Crohn's Disease	ORPHAN/FAST TRACK DESIGNATION		Ph. 2/3 data 1H 2015*	
SGX201 Radiation Enteritis	FAST TRACK DESIGNATION		Ph. 2b start 1H 2014*	
orBec® Chronic GI Graft vs. Host Disease (GVHD)	ORPHAN DESIGNATION		Ph. 2 data 2H 2014*	

Vaccines / BioDefense

FDA Animal Rule	Proof-of-Concept	Animal	Phase 1	Phase 2/3
ThermoVax™ Heat Stabilization Technology for Vaccines		One year stability data 2H 2013*		
RiVax™ – Vaccine Ricin Toxin Pre-Exposure	ORPHAN DESIGNATION			Ph. 2 start 2H 2014*
VeloThrax™ – Vaccine Anthrax Toxin Pre- and Post-Exposure	ORPHAN/FAST TRACK POTENTIAL		Ph. 1 start 2H 2014*	
OrbeShield™ – Therapeutic GI Acute Radiation Syndrome (GI ARS)	ORPHAN/FAST TRACK	BARDA Contract Award of up to $26.3M NIAID Contract Award of up to $6.4M		
SGX943/SGX101 Melioidosis	Worldwide Collaboration with Intrexon Corporation			

Denotes funding in whole or in part by NIH and/or FDA

*Anticipated event and timing

Multiple Potential Value Drivers

	2012	2013		2014	
SGX942*		1H: Oral Mucositis (OM) IND Clearance	2H: P2 start in OM		2H: P2 data in OM
SGX203	2H: Fast Track Designation	1H: P1/2 start/data Pediatric Crohn's		1H: P2/3 start in Pediatric Crohn's	1H: P2 of P2/3 Pediatric Crohn's
SGX201				1H: P2b start in Radiation Enteritis	
orBec®	2H: SBIR grant award in cGVHD		2H: P2 start in cGVHD		2H: P2 data in cGVHD
ThermoVax™	2H: Positive 6-mo stability data		2H: 1-year stability data		
RiVax™	2H: P1b positive data released				2H: P2 start in ricin toxin
VeloThrax™			2H: Preclinical animal data		2H: P1 start in anthrax
OrbeShield™	2H: Orphan Drug Designation	1H: BARDA GI ARS Contract Proposal/ start Canine study	2H: BARDA and NIAID Contract Awards	1H: Canine data	2H: NHP data

* *Other potential value drivers in the areas of infectious disease/biodefense*

Experienced Management and Board of Directors

Christopher J. Schaber, MS, PhD
President & CEO
- 24 years of experience
- Discovery Laboratories (COO)
- Acute Therapeutics (Co-Founder)
- Ohmeda PPD
- The Liposome Company
- Wyeth Ayerst

Robert Brey, PhD
Chief Scientific Officer
- 29 years of experience
- Lederle-Praxis (American Cyanamid)
- Vaxcel
- Merck

Kevin Horgan, MD
Chief Medical Officer
- 25 years of experience
- GE Healthcare
- Centocor
- Merck

Joseph Warusz, CPA, MBA
Acting Chief Financial Officer
- 28 years of experience
- Amicus Therapeutics
- Bristol-Myers Squibb
- Peat Marwick

Keith Brownlie, CPA
- 35 years of experience
- Ernst & Young

Gregg Lapointe, CPA, MBA
- 20 years of experience
- Cerium Pharmaceuticals (CEO)
- Sigma-Tau Pharmaceuticals
- AstenJohnson
- Price Waterhouse Coopers

Robert Rubin, MD
- 36 years of experience
- The Lewin Group
- Georgetown School of Medicine
- Former Assistant Surgeon General of the United States

Jerome Zeldis, MD, PhD
- 33 years of experience
- Celgene Corporation (CMO)
- Sandoz
- Janssen Research Institute

BioTherapeutics



Targeted Approach to Treating Inflammation



BioTherapeutics Business Segment

Our commercial target is inflammation



Soligenix BioTherapeutics Segment
Supportive Cancer Care
Autoimmune (GI Inflammation)
SGX942
Oral BDP (orBec®, SGX201)
Oral BDP (SGX203)
Oral Mucositis in Head & Neck Cancer
Acute Radiation Enteritis
Chronic GI GVHD
Pediatric Crohn's Disease

SGX94: Regulating the Innate Defense System

Innate Immunity	• **First responder to infection and tissue injury** ○ Mobilizes anti-infective and tissue healing factors ○ Mobilizes adaptive immunity ○ May cause excessive inflammatory response
First in Class Innate Defense Regulator	• **Synthetic 5 amino acid Innate Defense Regulator (IDR) targeting Sequestosome-1(p62)** ○ p62 is a pivotal high-level regulator of innate immunity • **Primes host systemic innate immune response to reduce inflammation** ○ No effect on acquired immunity ○ Controls both infection and inflammation ○ Broad spectrum response to both injury and pathogens: not injury or pathogen specific ○ Enhances tissue healing ○ Non-immunogenic and safe for multiple IV administrations • **Strong patent estate with composition of matter patent expiring in 2028**
Robust Preclinical Package	• **Effectiveness demonstrated in animal models of bacterial infection and mucosal damage** ○ Enhanced host survival & accelerated pathogen clearance without direct antibacterial activity ○ Rapid onset of action with prolonged efficacy after single exposure; no drug accumulation ○ Utility as both a prophylactic AND a therapeutic ○ Effectiveness in leukopenic and immunosuppressed animals ○ Effectiveness at all anatomical barriers: skin, oral mucosa, GI tract ○ Effectiveness in index models of oral mucositis and sepsis

Oral Mucositis – Multi-Factorial Disease

Mucositis

- **Debilitating side effect of cancer chemotherapy and / or radiotherapy**
  - Massive ulceration of the mouth, tongue, soft palate and oropharynx
  - Results in severe pain, inability to eat, reduced cancer treatment tolerance and significant increases in resource use and cost of care

Innate Immune System in Mucositis

- **Chemo or radiation therapy primarily damage the cells and tissues of the endothelium / sub-mucosa (see panel 2 below)**
- **Innate response to the "damage associated patterns" (DAMPS) produced by endothelium and resident sub-mucosal cells triggers inflammatory cascade which potentiates the damage (panel 3), eventually leading to overt ulceration (panel 4)**
- **After chemo-radiation, patients typically endure 6-9 weeks of painful mucosal injury, the epithelium and endothelium usually recover (panel 5) spontaneously**
- **SGX942 addresses all stages of mucositis by modulating innate defenses**




Radiation
Innate response to damage
Epithelium
Sub-Mucosa
Chemotherapy
SGX942

Ref: S. Sonis 2004

Radiation-Induced Mucositis

GOLD STANDARD Animal Model of Mucositis related to H&N Cancer
- Decreased duration of mucositis by ~50%
- Decreased peak severity from 3.4 to 3.0



% Days Score of >/= 3
60
50
40
30
20
10
0
46% reduction
P < .001
Vehicle
SGX942

Oral Mucositis Induced in Hamsters by Fractionated Radiation – GOLD STANDARD
- On study days 0, 1, 2, 3, 6, 7, 8 and 9, male Syrian Golden Hamsters (N=12/group) were given acute radiation (7.5 Gy) to their left buccal cheek pouch
- SGX942 administered IV via cannula, 2 hrs after radiation on days 0, 3, 6 and 9 at 25 mg/kg
- Mucositis evaluated clinically, starting on day 7 and thereafter on alternate days until day 35

Chemo-Induced Mucositis

PROTECTS against chemotherapy damage
PROTECTS ALL mucosal tissue

Duration of Severe Oral Mucositis



%Animals Days with a Score ≥3
25
20
15
10
5
0
53% reduction
p<.001
VEHICLE SGX942

Clinical Endoscopy Score



Mean Endoscopy Colitis Score (+/-SEM)
Day 4
Day 7
2.0
1.5
1.0
0.5
0.0
p<.05
Vehicle SGX942
Vehicle SGX942

STUDY DESIGN:

- C3H/H3N Crl mice; N=12/grp; Day -4 & -2: 60mg/kg 5FU IP; Day 0: Chemical burn (4x4 mm sq paper soaked in 50% acetic acid applied for 1 min); Days 1-14: monitor: oral muco score; body wt; blood in stool; clinical obs.; Days 4 & 7: endoscopy

SGX942 for Oral Mucositis

Phase 1 Clinical Trial

- **Proprietary composition administered as 4-min IV infusion – short plasma half-life and rapid tissue penetration**
- **Phase 1 single and multiple ascending dose, double-blind, placebo-controlled study in 84 healthy volunteers**
  - Safe and well tolerated
  - Pharmacokinetics
    - Dose proportional with rapid clearance
  - Pharmacodynamics
    - Evidence of anti-inflammatory response

Market Opportunity

- **Oral mucositis (grades II-IV) affects over 180,000 head and neck cancer patients worldwide**
- **No drug approved for oral mucositis in head and neck cancer; unmet medical need**
  - Only approved drug for oral mucositis is palifermin in transplantation; contra-indicated for solid tumor patients
- **Exclusive commercial collaboration with SciClone Pharmaceuticals in China**

Development Plan

- **Phase 2 double-blind, dose-ranging, placebo-controlled study in ~75 head and neck cancer subjects with oral mucositis targeted to begin 2H 2013**
  - Primary endpoint data expected 2H 2014
  - Reduce risk by leveraging insights from recent trials, including access to SciClone's clinical/regulatory data library; use of biomarkers to enrich recruitment: potential for "companion diagnostic" development
- **FDA Fast Track designation granted**
- **Non-dilutive funding**
  - Multiple Grants to be submitted (NIH, FDA)

SGX942 – Other Development Targets

Multiple potential targets in infectious disease and biodefense with opportunity for non-dilutive funding to support development

Target Indication	Potential Application (s)	Potential Funding	Summary and Potential Next Steps
Vaccine Adjuvant	Biodefense; infectious disease	NIH, DoD, BARDA, Gates	Potential for application with our existing vaccines under current $9.4M ThermoVax™ NIH Grant
Acute Bacterial Skin and Skin Structure Infection (ABSSSI)	Infectious disease	NIH, FDA	Data generated in animal model; Phase 2 protocol cleared by FDA
Acinetobacter	Infectious disease	NIH, FDA, Gates	Established animal model for evaluation
Melioidosis	Biodefense – Category B; infectious disease	NIH, DoD, FDA, BARDA	Established animal model – NIH grant filed; also common in Thailand with ~40% mortality rate
Acute Radiation Syndrome	Biodefense – Category A; GI inflammation	NIH, DoD, FDA, BARDA	FDA Orphan Drug Designation received; Established animal model for evaluation

Oral Beclomethasone 17,21-Dipropionate

Overview

- **SGX201, SGX203, orBec® and OrbeShield™ are all independent product opportunities based on our orally administered proprietary formulation technology with beclomethasone 17,21-dipropionate (BDP)**
  - Each enables potent, topical corticosteroid effect to treat GI inflammation with reduced systemic toxicity
  - In Pediatric Crohn's Disease and GVHD, strategy is to decrease need for prolonged use of high-dose systemic prednisone and provide superior safety profile
- **BDP is approved and has been used for over 35 years via other methods of delivery**
  - Inhaled forms for asthma such Clenil, Qvar
  - Nasal forms for rhinitis such as Beconase, Alanase, Vancenase
  - Creams for severe inflammatory skin disorders such as Propaderm
- **Soligenix formulations of oral BDP have been tested in ~350 subjects to date**
  - No major or unanticipated side effects observed

SGX203 for Pediatric Crohn's Disease

Overview

- **Two tablet proprietary formulation of immediate and delayed release BDP**
  - Designed to treat inflammation throughout the GI tract
  - Positioned as a corticosteroid option with less toxicity than the current standard systemic steroid therapy – prednisone

Market Opportunity

- **Over 160,000 children/adolescents with Crohn's disease worldwide – 50% have disease proximal to terminal ileum**
  - ~ 80% treated with steroids off-label as first-line therapy - adrenal suppression and resultant growth retardation of particular concern
- **Remicade is only approved product in Pediatric Crohn's disease in the US**
  - Used in 30% of patients within first year of diagnosis
  - Black Box warning for potential malignancy (T cell lymphoma)

Development Plan

- **Phase 1 PK study completed in 24 healthy volunteers ages 18-22**
  - Safe and well tolerated supporting convenient twice daily dosing
  - Results will be used to refine PK model for Phase 2/3 trial
- **Phase 2/3 trial targeted to begin 1H 2014**
  - FDA agreement 2H 2013
  - Primary endpoint data expected 1H 2015
- **FDA Orphan Drug and Fast Track designations granted**
- **Non-dilutive funding potential**
  - Submit NIH SBIR and Orphan grants to support development in 2013/2014

SGX201 for Acute Radiation Enteritis

Overview

- **Proprietary time-release formulation of oral BDP**
  - Designed to block inflammatory component of radiation enteritis in GI tract of cancer patients receiving pelvic radiation therapy
- **Phase 1/2 open label, dose-ranging study completed in 16 subjects across five centers**
  - Safety and tolerability demonstrated in all dose groups
  - Potential dose response seen with respect to diarrhea, nausea and vomiting, and assessment of enteritis
  - Incidence of diarrhea lower compared to published historical control data in this patient population

Market Opportunity

- **Radiation enteritis affects over 200,000 cancer patients worldwide**
  - Currently no approved therapies for this indication

Development Plan

- **Phase 2b randomized, double-blind, placebo-controlled trial targeted to begin 1H 2014**
  - Data expected 2H 2015
- **FDA Fast Track designation granted**
- **Non-dilutive funding**
  - Phase 1/2 study supported by National Cancer Institute (NCI) SBIR grant
  - Potential for continued government funding for Phase 2 in 2014

Vaccine/BioDefense



Addressing Critical Concerns for Industry and Government



Vaccine/BioDefense Business Segment


Soligenix Vaccine / BioDefense Division
ThermoVax™ Heat Stabilization Platform
Infectious Disease Vaccines
BioDefense Vaccines
BioDefense Vaccines
RiVax™ Ricin Vaccine
VeloThrax™ Anthrax Vaccine
OrbeShield™ (Oral BDP Therapeutic)
Gastrointestinal Acute Radiation Syndrome (GI ARS)
SGX101/ SGX943 (Therapeutic)
Melioidosis

Funded by Government

ThermoVax™ – Vaccine Thermostability Platform

Overview	• Dried vaccine with desirable physical and immunogenic properties
	• Improved stability and shelf-life at temperatures exceeding 40°C
	  ○ Positive Proof of Concept achieved – 6 months stability data with no degradation
	• Preservation of native protein structure
	  ○ Demonstrated with aluminum-adjuvanted ricin toxin vaccine (RiVax™)
	• Potential applicability to other immunostimulatory compounds that would benefit from the effectiveness of subunit vaccines
	• Potential for development of multivalent or combination vaccines (e.g., combination ricin-anthrax vaccine)

Market Opportunity	• WHO reports ~ 50% of all vaccine doses globally are wasted due to excursions from required cold chain temperature ranges • DHHS report entitled “Vaccines for Children Program: Vulnerabilities in Vaccine Management,” demonstrates the need for thermostable vaccines; undetected cold chain variations put recipients at risk of exposure to impotent vaccines • Potential savings from elimination of cold chain costs and related product losses would significantly increase profit potential of vaccines, especially in third-world/emerging markets • Currently interacting with vaccine companies, not-for-profit organizations, government agencies regarding potential partnering
Development Plan	• Under current $9.4M NIH grant, continue development of thermostable formulations of RiVax™ and VeloThrax™ (anthrax vaccine) • Conduct feasibility POC studies with other adjuvanted vaccines and/or multivalent combinations

RiVax™ – Ricin Toxin Vaccine

Overview	• **Produced as aluminum-adsorbed vaccine** ○ Efficacy against all routes of toxin exposure • **Non-human primate pilot efficacy studies demonstrated induction of neutralizing antibodies and protection against aerosol exposure** • **Phase 1 studies demonstrated safety, induction of antibodies specific for toxin**

Market Opportunity	• **Ricin toxin vaccine of rising interest to US due to recent terrorist threats and ease of castor bean procurement and production**
	  ○ DoD has placed priority (fy2014) on development activities
	• **Potential to be first approved ricin toxin vaccine**
	  ○ Only one other developer in the field

Development Plan	• **Evaluate additional adjuvants for more rapid onset immunity**
	  ○ Establish multivalent or combination vaccine POC (e.g., combination ricin-anthrax vaccine) in 1H 2014
	  ○ Begin Phase 2 in 2H 2014
	• **FDA Orphan Drug designation granted**
	• **Non-dilutive financing**
	  ○ >$20M to date from NIH for ricin toxin vaccine development
	  ○ Submit NIH and Orphan grants to support clinical development in 2014
	• **Well-characterized manufacturing with cGMP run at 100L scale**

OrbeShield™ for GI ARS

Overview	• **Proprietary two tablet immediate and delayed release BDP formulation** ○ Multiple commercial scale cGMP batches manufactured with long-term controlled room temperature stability • **Statistically significant survival post radiation exposure versus controls in canine model of GI ARS** ○ 2-hour post exposure: median survival = 100 days, p=0.04 ○ 24-hour post exposure: median survival = 87 days, p=0.048
Market Opportunity	• **Oral BDP a "re-purposed" drug within BARDA jurisdiction and specific target of interest** • **Category A countermeasures against radiation exposure of interest to US / world governments** ○ More than $600M spent to date on therapeutics against radiation injury ○ Continued interest in OrbeShield™ evidenced at recent NIH, BARDA , FDA meetings
Development Plan	• **Initial canine study conducted at the Fred Hutchinson Research Center under NIH grant award** ○ Complete NIH funded beagle dog follow-on study at FHCRC in 1H 2014 • **FDA Orphan Drug and Fast Track designations granted** • **Non-dilutive financing** ○ Recently awarded BARDA contract of up to $26.3M over 5 years ○ Recently awarded NIAID contract of up to $6.4M over 3 years

SGX101 for Melioidosis

Overview	• **Melioidosis is caused by *Burkholderia pseudomallei (Bps)*** ○ Frequently resistant to antibiotic treatment ○ High mortality and relapse rate, despite prolonged therapy • **Exclusive Channel Collaboration with Intrexon Corporation** ○ Development of human monoclonal antibody (mAb) technology ○ Specifically targeting *Bps* intracellular lifecycle and virulence factors • **Utilizes Intrexon's core expertise including:** ○ Human B-cell / antibody library (LEAP™ technology and the mAbLogix™ platform for rapid, "fully human" antibody discovery) ○ UltraVector® platform for recombinant protein production and scale-up
Market Opportunity	• **Biodefense Applications:** ○ Listed as a top five High-Priority Threat in the HHS 2012 Public Health Emergency Medical Countermeasures Enterprise (PHEMCE) Strategic Plan ○ Robust bacteria capable of aerosol delivery with high mortality • **Therapeutic Applications:** ○ Use in endemic regions (Northern Australia, Thailand, India, China)
Development Plan	• **Antibody discovery and development** • **Selection of recombinant mAb(s) with *in vitro* and *in vivo* activity** • **Development under "Animal Rule" and/or clinical trials in endemic regions** • **Potential for FDA Orphan Drug and Fast Track designations** • **Non-dilutive financing** ○ Multiple Grants to be submitted (NIH, BARDA, DoD, FDA Orphan)

Significant WW Market Potential


$ Millions
500
450
400
350
300
250
200
150
100
50
0
$500+
$200
$300
$120
$200
$500
$450
SGX942 Oral Mucositis
SGX203 Pediatric Crohn's Disease
SGX201 Acute Radiation Enteritis
orBec® Chronic GVHD Treatment
RiVax™ Ricin Vaccine
VeloThrax™ Anthrax Vaccine
OrbeShield™ GI Acute Radiation Syndrome

Assumptions(1)

Oral Mucositis in H&N Cancer
- 90,000 Patients US
- 90,000 Patients EU

Pediatric Crohn's Disease
- 80,000 Patients US
- 80,000 Patients EU

Acute Radiation Enteritis in Colorectal cancer
- 50,000 Patients US
- 50,000 Patients EU

Chronic GVHD Treatment
- 6,000 Patients US
- 6,000 Patients EU

RiVax™ Ricin Vaccine
- Assumes 3 year procurement order of $200 million

VeloThrax™ Anthrax Vaccine
- Assumes 4 year procurement order of $500 million

OrbeShield™ GI ARS
- Assumes 3 year procurement order of $450 million

(1) Supporting data on file

SOLIGENIX

Investment Highlights

- **Diverse pipeline with nine (9) potential value drivers in development**
  - Innovative products addressing high unmet medical needs
  - Experienced management and Board of Directors
  - Expertise in specialized development areas of GI, cancer supportive care and biodefense
  - Potential for multiple co-development and/or out-licensing opportunities
  - Exclusive worldwide collaboration with Intrexon Corporation to develop novel passive immunotherapy for melioidosis
  - Exclusive commercial collaboration with SciClone Pharmaceuticals in China for SGX942 in treatment of oral mucositis
- **Large underserved target markets**
  - Multiple programs targeting indications with at least $200M+ worldwide markets
  - Majority of pipeline programs in orphan (rare) diseases
- **Robust news flow potential over next 18 months**
  - Four programs ready for Phase 2, including SGX203 for pediatric Crohn's disease and SGX942 for oral mucositis
  - Multiple new grant applications filed and in-process
  - Recently awarded BARDA and NIAID contracts of up to $26.3M and $6.4M for GI ARS, respectively
- **Capital efficient with strong track record of sourcing non-dilutive funding**
  - No debt or preferred stock
  - Recent completion of $7.1M financing
  - Significant government grant/contract support for most programs
  - ~ $40M awarded to date through BARDA, NIH and FDA grants/contracts



THANK YOU

www.soligenix.com